Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aura Systems, Inc. (the “Company”) on Form 10-K for the annual period ending February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melvin Gagerman, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.

Date: September 18, 2017	By:	/s/ Melvin Gagerman
Melvin Gagerman Chief Executive Officer and Acting Chief Financial Officer